UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Repor t

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Short Duration Municipal Income Fund. There was no change in the Fund’s investment objective as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Dennis J. McNamara. Mr. Fare has been responsible for the day-to-day management of the Fund since its inception, Messrs. Walsh and Amodeo since 2007 and Mr. McNamara since September 2012. Messrs. Fare, Walsh, Amodeo and McNamara have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would

IV	Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal market conditions, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable credit quality) but may invest up to 20% of its assets in below investment grade bonds. Although the Fund may invest in securities of any maturity, we estimate that the Fund normally maintains a dollar-weighted average effective durationii of three years or less. Instead of investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or issuers. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. After falling in November 2011 given concerns over the European sovereign debt crisis, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during portions of March, April and May. The spread sectors then rallied from June through October as investor sentiment improved.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.17% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on October 31, 2012, two-year Treasury yields were 0.30% and ten-year Treasury yields were 1.72%.

Aside from some temporary setbacks, the municipal bond market generated strong

2	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Fund overview (cont’d)

results during the reporting period. Demand was generally robust and the municipal market posted positive returns during ten of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, relatively low new issuance and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order.

All told, the Barclays Municipal Bond Indexiv returned 9.03% for the twelve months ended October 31, 2012. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Indexv, returned 5.25%.

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period. We actively managed the Fund’s cash and cash equivalent exposure during the reporting period given substantial inflows from shareholders.

Performance review

For the twelve months ended October 31, 2012, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 2.35%. The Fund’s unmanaged benchmark, the Barclays Three-Year Municipal Bond Indexvi, returned 2.55% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 2.03% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	0.74%	2.35%
Class C	0.56%	1.99%
Class I	0.81%	2.50%
Barclays Three-Year Municipal Bond Index	0.79%	2.55%
Lipper Short Municipal Debt Funds Category Average[1]	0.69%	2.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 90 funds for the six-month period and among the 90 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	3

The 30-Day SEC Yields for the period ended October 31, 2012 for Class A, Class C and Class I shares were 0.86%, 0.52% and 1.01%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.65%, 1.02% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to the five year portion of the municipal yield curvevii, as it outperformed the benchmark.

The Fund’s positioning from a quality perspective was rewarded. Throughout the period we had an overweight to A-rated and below securities, as well as an underweight to higher quality AA-rated municipals bonds. These allocations were positive for performance as lower rated securities outperformed their higher rated counterparts during the reporting period.

Sector positioning, overall, also enhanced the Fund’s results. In particular, overweights to the strong performing Health Care, Industrial Revenue and Solid Waste/Resource Recovery sectors were positive for performance. In addition, having underweights to Pre-refundedviii securities and State General Obligation bonds (“GOs”) were rewarded as they lagged the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our durationix positioning. The Fund maintained a shorter duration than that of the benchmark given our need to maintain adequate liquidity. However, our short duration was not beneficial as rates moved lower during the reporting period. In addition, the Fund’s overweight to securities with maturities of one year and less was detrimental as this portion of the municipal curve lagged the benchmark.

Elsewhere, an underweight to the Leasing sector detracted from performance given its outperformance versus the benchmark.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and

4	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Fund overview (cont’d)

have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	0.74%	$1,000.00	$1,007.40	0.65%	$3.28	Class A	5.00%	$1,000.00	$1,021.87	0.65%	$3.30
Class C	0.56	1,000.00	1,005.60	1.01	5.09	Class C	5.00	1,000.00	1,020.06	1.01	5.13
Class I	0.81	1,000.00	1,008.10	0.51	2.57	Class I	5.00	1,000.00	1,022.57	0.51	2.59

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	2.35%	1.99%	2.50%
Five Years Ended 10/31/12	3.32	2.95	3.43
Inception* through 10/31/12	2.69	2.33	2.88

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/12	0.03%	1.99%	2.50%
Five Years Ended 10/31/12	2.87	2.95	3.43
Inception* through 10/31/12	2.44	2.33	2.88

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/17/03 through 10/31/12)	29.11%
Class C (Inception date of 3/18/03 through 10/31/12)	24.75
Class I (Inception date of 11/14/03 through 10/31/12)	28.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

8	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — March 17, 2003 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund at inception on March 17, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Barclays Three-Year	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

10	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Barclays Three-Year	— Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	11

Schedule of investments

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 84.2%
Alabama — 0.9%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,012,775
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	519,710	(a)(b)
Fairfield, AL, IDB, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	6/1/15	11,855,000	12,220,015
Total Alabama				20,752,500
Alaska — 0.6%
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,546,545
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	11,817,200
Total Alaska				13,363,745
Arizona — 1.0%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,245,280
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,445,035
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,325,717
Total Arizona				22,016,032
California — 9.4%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/13	2,000,000	2,028,140
Providence Health & Services System	5.250%	10/1/13	500,000	522,225
California Infrastructure & Economic Development Bank Revenue, J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,046,600	(a)
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/14	9,250,000	9,889,637
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	7,000,000	7,781,830
California State Economic Recovery, GO	5.000%	7/1/14	10,000,000	10,694,600	(a)
California State, GO	4.000%	9/1/17	1,500,000	1,703,730
California State, GO	5.000%	9/1/17	5,000,000	5,913,300
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,529,062
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,100,320
Kaiser Permanente	5.000%	5/1/17	11,565,000	13,408,577	(a)
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	20,574,600

See Notes to Financial Statements.

12	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	$750,000	$810,525
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,112,320
Contra Costa, CA, Water District Revenue	5.000%	10/1/15	14,115,000	15,879,375
Contra Costa, CA, Water District Revenue	4.000%	10/1/16	4,750,000	5,339,142
Contra Costa, CA, Water District Revenue	5.000%	10/1/16	9,000,000	10,461,870
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,152,324
Irvine, CA, Improvement Bond Act 1915, Assessment District No. 12-1	3.000%	9/2/16	1,490,000	1,573,902
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,048,720	(a)
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/16	1,930,000	2,160,963
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue	5.000%	2/1/17	3,530,000	4,041,744
Port of Oakland, CA	5.000%	5/1/16	2,500,000	2,830,975	(c)
Port of Oakland, CA	5.000%	5/1/17	2,250,000	2,594,857	(c)
Riverside, CA, USD, Financing Authority Revenue	3.000%	9/1/15	1,575,000	1,632,488
Riverside, CA, USD, Financing Authority Revenue	3.000%	9/1/16	1,625,000	1,695,460
Riverside, CA, USD, Financing Authority Revenue	4.000%	9/1/17	1,370,000	1,494,012
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/13	800,000	823,096
Procter & Gamble Project	5.000%	7/1/14	650,000	691,022
Procter & Gamble Project	5.000%	7/1/15	875,000	958,256
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,127,830
Sacramento, CA, USD, COP, AGM	3.200%	3/1/14	8,455,000	8,497,613	(a)
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,219,950
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,325,669
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,141,260
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,525,245	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,761,046
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,285,000
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,226,645

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	13

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	$5,000,000	$5,360,350
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,532,644
Total California				207,496,924
Colorado — 1.3%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/8/12	3,250,000	3,251,300	(a)
Catholic Health Initiatives	5.000%	11/12/13	7,000,000	7,319,900	(a)
Catholic Health Initiatives	5.250%	11/12/13	1,750,000	1,834,420	(a)
Catholic Health Initiatives	5.250%	11/12/13	250,000	262,640	(a)(b)
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,434,000	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,768,900	(a)
Total Colorado				28,871,160
Connecticut — 2.9%
Connecticut State Development Authority, PCR, Connecticut Light & Power Co. Project	1.250%	9/3/13	30,000,000	30,140,700	(a)
Connecticut State, GO	0.740%	4/15/16	4,300,000	4,329,154	(d)
Connecticut State, GO	0.640%	9/15/16	2,000,000	2,005,000	(d)
Connecticut State, GO	0.890%	4/15/17	4,000,000	4,048,560	(d)
Connecticut State, GO	0.730%	9/15/17	5,000,000	5,018,200	(d)
Connecticut State, GO	0.850%	9/15/17	3,000,000	3,009,780	(a)
Connecticut State, HEFA Revenue, Yale University	4.000%	2/7/13	8,400,000	8,482,824	(a)
Connecticut State, Resources Recovery Authority Revenue:
Covanta Southeastern Connecticut Co.	4.000%	11/15/13	1,235,000	1,274,211	(c)
Covanta Southeastern Connecticut Co.	4.000%	11/15/14	1,755,000	1,850,244	(c)
Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,841,479	(c)
West Haven, CT, GO:
AGM	3.000%	8/1/15	500,000	512,040
AGM	5.000%	8/1/16	1,095,000	1,204,850
Total Connecticut				64,717,042
District of Columbia — 1.2%
District of Columbia Housing Finance Agency, MFH Revenue, WDC I Limited Partnership Development, LOC-SunTrust Bank	0.400%	12/1/32	4,215,000	4,215,000	(c)(d)
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	21,369,320
Total District of Columbia				25,584,320

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — 6.9%
Broward County, FL, School Board, COP	4.000%	7/1/17	$2,000,000	$2,211,640
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,538,644
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/15	10,000,000	10,882,400
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	25,642,000
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/14	640,000	676,563
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/16	1,075,000	1,196,217
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	1,000,000	1,131,400
Escambia County, FL, PCR Revenue, Gulf Power Co. Project	1.550%	6/15/16	4,250,000	4,257,437	(a)
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	22,761,607
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	3,850,000	4,006,310
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/16	2,000,000	2,287,460
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,303,800
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	2.000%	7/1/13	4,135,000	4,170,644
Assured Guaranty	3.000%	7/1/14	5,315,000	5,472,218
Assured Guaranty	3.000%	7/1/15	2,120,000	2,238,847
Miami-Dade County, FL, School Board, COP	4.000%	4/1/16	1,645,000	1,781,584
Miami-Dade County, FL, School Board, COP	5.000%	8/1/16	25,000,000	27,693,500	(a)
Miami-Dade County, FL, School Board, COP	5.000%	8/1/17	2,000,000	2,293,340
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition	4.000%	4/1/13	1,190,000	1,206,065
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,260,683
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,296,479
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	16,832,390
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,413,456
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,111,052
Total Florida				152,665,736
Georgia — 2.7%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,365,000
Burke County, GA, Development Authority Revenue, Georgia Transmission Corp. Vogtle Project	1.250%	5/1/15	15,000,000	15,148,950	(a)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	15

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Burke County, GA, Development Authority, PCR Revenue:
Georgia Power Co. Plant Vogtle Project	1.550%	6/21/16	$15,000,000	$15,228,600	(a)
Georgia Power Co. Plant Vogtle Project	1.750%	6/1/17	19,200,000	19,573,632	(a)
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,458,142
Richmond County, GA, Board of Education, GO	5.000%	10/1/16	2,250,000	2,628,720
Richmond County, GA, Board of Education, GO	5.000%	10/1/17	2,750,000	3,305,967
Total Georgia				60,709,011
Hawaii — 0.1%
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue:
Kahala Senior Living Community Inc.	4.000%	11/15/14	1,000,000	1,045,240
Kahala Senior Living Community Inc.	4.500%	11/15/16	1,335,000	1,459,742
Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	457,556
Total Hawaii				2,962,538
Illinois — 4.4%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,401,941
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,288,720	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,359,980
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,165,720	(a)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	12,000,000	12,349,800	(a)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	4,000,000	4,647,120	(a)
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	6/15/17	5,000,000	5,880,900
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	12/15/17	4,000,000	4,704,720
Illinois State, GO	5.000%	1/1/15	45,000,000	48,798,000
Total Illinois				96,596,901
Indiana — 3.1%
Indiana Finance Authority Water Utility Revenue, Citizens Energy	3.000%	10/1/14	4,000,000	4,162,960
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	3.000%	10/1/16	10,340,000	11,125,944
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,502,212	(a)

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana Health Facility Financing Authority Revenue:
Ascencion Health	5.000%	7/28/16	$4,000,000	$4,581,240	(a)
Ascension Health	4.000%	6/1/16	21,000,000	23,018,940	(a)
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.200%	6/1/13	1,000,000	1,024,190
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,004,070
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,287,354
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,817,295	(a)
Total Indiana				67,524,205
Kansas — 0.2%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,055,920	(a)
Kentucky — 0.3%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,155,309
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,294,076
Total Kentucky				6,449,385
Louisiana — 0.2%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,807,050
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,599,735
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	741,943
Total Louisiana				4,148,728
Maryland — 0.1%
Maryland State Transportation Authority, Passenger Facility Charge Revenue, Baltimore/Washington International	5.000%	6/1/17	1,965,000	2,284,804	(c)
Massachusetts — 2.2%
Massachusetts State Port Authority Revenue	5.000%	7/1/13	2,500,000	2,570,500	(c)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,323,250	(c)
Massachusetts State Port Authority Revenue	5.000%	7/1/15	4,010,000	4,349,888	(c)
Massachusetts State, GO	0.460%	2/1/14	21,500,000	21,504,515	(d)
Massachusetts State, GO, Consolidated Loan	0.590%	9/1/14	15,000,000	15,031,650	(d)
Total Massachusetts				48,779,803

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	17

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 4.6%
Detroit, MI, City School District, GO:
School Building & Site Improvement, Q-SBLF	5.000%	5/1/15	$1,275,000	$1,393,448
School Building & Site Improvement, Q-SBLF	5.000%	5/1/16	2,000,000	2,239,980
School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,855,100
Michigan Finance Authority Revenue, Detroit School District	5.000%	6/1/16	23,000,000	25,358,650
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/13	2,430,000	2,492,524
Facilities Program	4.000%	10/15/14	2,915,000	3,112,171
Facilities Program	4.000%	10/15/15	2,030,000	2,208,112
Michigan State Finance Authority Revenue:
Hospital Oakwood Obligated Group	3.000%	11/1/15	3,795,000	3,970,974
Hospital Oakwood Obligated Group	4.000%	11/1/16	2,240,000	2,446,035
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	5,095,565
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	11,943,580	(a)
River Rouge, MI, School District, GO	5.000%	5/1/16	1,160,000	1,291,219
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/14	2,810,000	3,049,019	(c)
Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	30,780,990	(c)
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,005,430
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,182,089
Total Michigan				101,424,886
Minnesota — 0.5%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,581,100
Essentia Health Care	5.000%	2/15/15	1,340,000	1,457,853
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	6,000,000	6,041,820
Total Minnesota				11,080,773
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	512,090
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	714,343	(a)(c)
Total Missouri				1,226,433

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nebraska — 0.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/18	$4,050,000	$4,588,245
Nevada — 0.1%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,465,926	(e)
New Jersey — 5.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	5,250,000	5,259,870	(a)
Hudson County, NJ, Improvement Authority Revenue, BAN	1.500%	8/7/13	7,500,000	7,551,000
New Jersey EDA Revenue:
School Facilities	4.000%	9/1/14	4,000,000	4,253,600
School Facilities	5.000%	9/1/15	3,000,000	3,367,920
School Facilities	5.000%	9/1/16	4,605,000	5,303,394
School Facilities Construction	5.000%	12/15/13	2,000,000	2,101,660
School Facilities Construction	5.000%	12/15/14	2,000,000	2,181,660
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,415,954
Catholic Health East	5.000%	11/15/14	4,710,000	5,036,073
New Jersey State EDA Revenue	5.000%	6/15/13	3,000,000	3,082,620
New Jersey State EDA Revenue	5.000%	6/15/14	4,000,000	4,251,720
New Jersey State EDA Revenue	5.000%	6/15/16	5,000,000	5,605,300
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,865,860
New Jersey State EDA Revenue, Continental Airlines Inc. Project	4.875%	9/15/19	4,000,000	4,085,120	(c)
New Jersey State EFA Revenue:
Rider University	5.000%	7/1/17	1,000,000	1,151,930
University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,504,900
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	4,931,246
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,968,270
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,266,850
New Jersey State Turnpike Authority Revenue	0.960%	12/22/14	32,500,000	32,613,750	(a)(f)
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/16	650,000	714,168
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/17	775,000	866,125
Total New Jersey				117,378,990

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	19

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.2%
Farmington, NM, PCR, Arizona Public Service Co.	2.875%	10/10/13	$4,000,000	$4,060,680	(a)(c)
New York — 8.9%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,584,900
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,542,048
Build NYC Resource Corp., NY, Revenue:
YMCA of Greater New York Project	5.000%	8/1/16	840,000	963,992
YMCA of Greater New York Project	5.000%	8/1/17	660,000	774,523
Greece, NY, CSD, GO	5.000%	12/15/17	650,000	767,839
MTA, NY, Revenue	5.000%	11/15/13	5,000,000	5,224,550	(a)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	4.000%	7/1/15	480,000	516,158
South Nassau Communities Hospital	4.000%	7/1/16	1,280,000	1,393,395
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,492,757
Winthrop University Hospital Assistance Project	4.000%	7/1/16	1,000,000	1,087,100
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	794,751
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,378,400
New York City, NY, Industrial Development Agency, Airport Facilities Revenue:
Transportation Infrastructure Properties LLC	5.000%	7/1/13	1,000,000	1,021,930	(c)
Transportation Infrastructure Properties LLC	5.000%	7/1/14	1,750,000	1,831,813	(c)
Transportation Infrastructure Properties LLC	5.000%	7/1/15	2,000,000	2,135,080	(c)
Transportation Infrastructure Properties LLC	5.000%	7/1/16	2,545,000	2,757,533	(c)
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	3,170,000	3,319,592
Future Tax Secured	5.000%	11/1/13	830,000	869,251	(e)
Future Tax Secured	5.000%	11/1/14	20,935,000	22,889,073
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,493,070	(e)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,165,750
New York City, NY, Trust for Cultural Resources Revenue, Juilliard School	2.100%	7/1/15	4,000,000	4,155,680	(a)
New York State Dormitory Authority Revenues, Non-State Supported Debt, Interagency Council Pooled Loan Program	4.000%	7/1/16	1,085,000	1,181,934
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc. Project	1.450%	11/1/12	18,000,000	18,000,000	(a)(c)

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Energy Research & Development Authority, PCR, New York State Electric & Gas Corp.	2.125%	3/15/15	$14,000,000	$14,356,580
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,011,880	(a)
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	36,504,270
Schenectady County, NY, Capital Resource Corp. Revenue, FHA 242, Ellis Hospital	1.750%	2/15/18	4,800,000	4,858,176
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	26,510,000	26,537,040	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	21,796,400	(a)
Total New York				196,405,465
North Dakota — 0.1%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	3,000,000	3,122,100	(a)(c)
Ohio — 3.3%
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,852,698	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,215,650	(a)
FirstEnergy Generation Corp.	2.250%	9/15/16	18,000,000	18,079,380	(a)
Pollution Control, FirstEnergy Nuclear Generation Corp.	3.750%	12/1/14	20,995,000	21,841,308	(a)
U.S. Steel Corp. Project	5.375%	11/1/15	9,660,000	10,003,123
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,246,720
Ohio State Hospital Revenue, University Hospitals Health System Inc.	5.000%	1/15/17	1,360,000	1,537,970
Ohio State University Revenue	5.000%	12/1/14	6,605,000	7,222,700
Ohio State University Revenue	5.000%	12/1/14	395,000	432,719	(e)
Ohio State Water Development Authority Revenue, FirstEnergy Generation Corp.	2.250%	9/15/16	3,150,000	3,172,081	(a)
Total Ohio				73,604,349
Oklahoma — 0.2%
Oklahoma State Development Finance Authority:
St. John Health System Inc.	5.000%	2/15/16	1,545,000	1,717,824
St. John Health System Inc.	5.000%	2/15/17	1,500,000	1,702,035
Total Oklahoma				3,419,859

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	21

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 0.5%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System	5.000%	7/15/14	$5,000,000	$5,310,700	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,130,280
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,016,470
Legacy Health System	5.000%	3/15/14	750,000	790,658
Oregon State Health & Science University Revenue	5.000%	7/1/16	1,000,000	1,130,890
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/18	1,000,000	1,168,290
Total Oregon				11,547,288
Pennsylvania — 6.1%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,119,715
Beaver County, PA, IDA Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	11,200,000	11,076,464
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	10,000,000	10,356,300	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,051,000
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,847,448
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	26,371,100	(a)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	10,292,400
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/15	500,000	548,500	(c)
Amtrak Project	5.000%	11/1/16	325,000	364,325	(c)
Amtrak Project	5.000%	11/1/17	1,920,000	2,192,199	(c)
Amtrak Project	3.000%	11/1/18	750,000	785,213	(c)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,666,480
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	7/1/21	7,500,000	8,945,400
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/22	4,000,000	4,708,040
Pennsylvania State Higher EFA Revenue:
Delware Valley College of Science & Agriculture	3.000%	11/1/15	675,000	700,866

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Delware Valley College of Science & Agriculture	4.000%	11/1/17	$1,030,000	$1,117,148
Pennsylvania State IDA, Economic Development	5.000%	7/1/17	3,630,000	4,190,327
Philadelphia, PA, Hospitals & Higher EFA Revenue:
Temple University Health System	5.000%	7/1/15	1,000,000	1,056,420
Temple University Health System	5.000%	7/1/16	1,000,000	1,068,000
Temple University Health System	5.000%	7/1/17	1,000,000	1,075,000
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	10,750,600
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,228,433
Catholic Health East	4.000%	11/15/14	4,330,000	4,582,915
Trinity, PA, Area School District, GO:
AGM	4.000%	11/1/16	5,040,000	5,559,019
AGM	5.000%	11/1/17	4,875,000	5,692,196
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	2,922,864	(a)
Total Pennsylvania				135,268,372
Puerto Rico — 0.5%
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/17	5,000,000	5,634,900
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Ana G. Mendez University System Project	3.000%	4/1/13	1,250,000	1,258,050
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Revenue:
Ana G. Mendez University System Project	4.000%	4/1/14	1,000,000	1,026,870
Ana G. Mendez University System Project	5.000%	4/1/15	3,060,000	3,254,432
Total Puerto Rico				11,174,252
South Carolina — 1.0%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,168,360
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	8,000,000	9,340,000
Santee Cooper Project	5.000%	12/1/17	8,000,000	9,587,520
Total South Carolina				21,095,880
Tennessee — 1.8%
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	28,343,500
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,534,540

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	23

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	$5,000,000	$5,549,200
Total Tennessee				40,427,240
Texas — 9.2%
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,000,000
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,184,280
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,745,735
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,724,975
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,550,000	25,970,042	(a)
Gulf Coast, TX, Waste Disposal Authority, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,164,700
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,123,100	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	525,530
Harris County, TX, Revenue:
Toll Road	0.640%	8/15/15	3,715,000	3,719,087	(d)
Toll Road	0.740%	8/15/16	1,600,000	1,603,552	(d)
Toll Road	0.840%	8/15/16	10,000,000	10,008,900	(a)
Toll Road	0.840%	8/15/17	5,500,000	5,512,705	(d)
Toll Road	0.990%	8/15/18	4,500,000	4,509,900	(d)
Houston, TX, Airport System Revenue	5.000%	7/1/16	8,715,000	9,822,415	(c)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	11,558,200	(c)
Katy, TX, ISD, GO, PSFG	5.000%	8/15/17	3,475,000	4,123,643	(a)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/15	2,000,000	2,186,640	(c)
Southwest Airlines Co. Project	5.000%	11/1/17	7,710,000	8,631,808	(c)
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	9,890,000	10,569,641
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	110,000	117,857	(e)
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,007,440	(a)(b)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	52,075,000	58,532,300
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	22,733,000
Total Texas				202,075,450
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/13	3,250,000	3,354,877

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Senior Lien	5.000%	10/1/14	$3,000,000	$3,184,800
Subordinated Lien	5.000%	10/1/13	3,765,000	3,881,301
Subordinated Lien	5.000%	10/1/14	3,250,000	3,443,895
Total U.S. Virgin Islands				13,864,873
Utah — 0.9%
Utah County, UT, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	11/1/15	10,000,000	10,355,200
Utah State, GO	4.000%	7/1/13	10,000,000	10,250,100
Total Utah				20,605,300
Virginia — 1.4%
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	16,219,050
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/1/15	10,000,000	10,287,400	(a)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,641,470	(a)
Total Virginia				30,147,920
Washington — 0.4%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,412,440	(c)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,042,200
PeaceHealth	5.000%	11/1/14	1,550,000	1,672,745
Total Washington				9,127,385
West Virginia — 0.3%
West Virginia State, EDA, Solid Waste Disposal Facilities Revenue, Appalachian Power Co.	2.250%	9/1/16	6,000,000	6,056,820	(a)(c)
Wisconsin — 0.5%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/12	1,000,000	1,003,250	(c)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	866,212	(c)
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,752,135
Luther Hospital	4.000%	11/15/13	1,075,000	1,109,798
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,034,325
Wisconsin State Transportation Revenue	4.000%	7/1/17	1,500,000	1,719,660
Total Wisconsin				10,485,380
Total Investments before Short-Term Investments (Cost — $1,816,172,329)				1,858,632,620

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	25

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 14.3%
California — 0.5%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.270%	7/1/38	$10,000,000	$10,000,000	(g)(h)
Florida — 1.1%
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, LOC-SunTrust Bank	0.500%	11/15/35	18,900,000	18,900,000	(g)(h)
Hillsborough County, FL, IDA Revenue, Independent Day School Project of Tampa, LOC-Bank of America N.A.	0.420%	9/1/26	1,400,000	1,400,000	(g)(h)
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, LOC-Bank of America N.A.	0.410%	12/1/23	5,000,000	5,000,000	(g)(h)
Total Florida				25,300,000
Georgia — 0.4%
Habersham County, GA, Development Authority, IDR, SteelCell of North America Inc., LOC-Bank of America N.A.	0.450%	9/1/29	5,670,000	5,670,000	(g)(h)
Valdosta-Lowndes County, GA, IDA Revenue, Steeda Autosports Project, LOC-Bank of America N.A.	0.440%	2/1/29	3,700,000	3,700,000	(c)(g)(h)
Total Georgia				9,370,000
Illinois — 0.2%
Illinois Development Finance Authority, IDR, Elite Manufacturing Tech Inc. Project, LOC-LaSalle Bank N.A.	0.440%	6/1/24	2,185,000	2,185,000	(c)(g)(h)
Illinois Finance Authority, MFH Revenue, Liberty Towers Associates, LOC-Harris N.A.	0.230%	10/1/39	170,000	170,000	(g)(h)
Libertyville, IL, Industrial Revenue, Fabrication Technologies, LOC-LaSalle Bank N.A.	0.490%	12/1/28	1,735,000	1,735,000	(c)(g)(h)
Total Illinois				4,090,000
Indiana — 0.1%
Indiana Finance Authority, Solid Waste Disposal Revenue, New Holland Dairy Leasing, LOC-LaSalle Bank N.A.	0.440%	12/1/27	3,200,000	3,200,000	(c)(g)(h)
Iowa — 0.1%
Iowa Finance Authority, IDR, PowerFilm Inc. Project, LOC-Bank of America N.A.	0.440%	6/1/28	1,685,000	1,685,000	(c)(g)(h)
Massachusetts — 0.3%
Massachusetts State HEFA Revenue, Capital Asset Program, LOC-Bank of America	0.300%	1/1/35	5,700,000	5,700,000	(g)(h)

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 0.1%
Michigan State Strategic Fund Limited Obligation Revenue, Transnav Technologies Inc., LOC-LaSalle Bank Midwest	0.440%	12/1/27	$2,755,000	$2,755,000	(c)(g)(h)
Mississippi — 0.0%
Mississippi Business Finance Corp., IDR, Central Mississippi Banking Co. LLP, LOC-Bank of America N.A.	0.440%	11/1/25	525,000	525,000	(c)(g)(h)
Nevada — 0.6%
Las Vegas Valley, NV, Water District, Water Improvement, SPA-Dexia Credit Local	0.280%	6/1/36	12,100,000	12,100,000	(g)(h)
New Hampshire — 0.6%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	1.280%	11/1/20	14,000,000	14,000,000	(c)(g)(h)
New York — 6.7%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.280%	11/1/26	1,800,000	1,800,000	(g)(h)
LOC-Dexia Credit Local	0.260%	1/1/36	4,445,000	4,445,000	(g)(h)
SPA-Dexia Credit Local	0.280%	8/1/28	5,400,000	5,400,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.280%	6/15/32	1,100,000	1,100,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.260%	6/15/33	54,610,000	54,610,000	(g)(h)
New York City, NY, TFA:
Future Tax Secured, SPA-Citibank N.A.	0.260%	8/1/31	3,300,000	3,300,000	(g)(h)
Subordinated, LIQ-Dexia Credit Local	0.250%	11/1/22	41,535,000	41,535,000	(g)(h)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.250%	8/1/31	19,550,000	19,550,000	(g)(h)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.280%	11/1/22	7,900,000	7,900,000	(g)(h)
New York City, NY, TFA, Future Tax Secured Revenue, SPA-Dexia Credit Local	0.280%	8/1/23	8,000,000	8,000,000	(g)(h)
Total New York				147,640,000
North Carolina — 0.4%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, AGM, SPA-Dexia Credit Local	0.260%	1/15/42	2,400,000	2,400,000	(g)(h)
Mecklenburg County, NC, COP, SPA-SunTrust Bank	0.260%	2/1/28	5,960,000	5,960,000	(g)(h)
Total North Carolina				8,360,000

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	27

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 0.0%
Oregon State Housing & Community Services, Revenue, Single-Family Housing, SPA-State Street Bank & Trust Co.	0.250%	7/1/36	$100,000	$100,000	(c)(g)(h)
Pennsylvania — 1.6%
Pennsylvania State Turnpike Commission Revenue, AGM, SPA-JPMorgan Chase	0.260%	7/15/41	16,875,000	16,875,000	(g)(h)
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, AGM, SPA-PNC Bank	0.300%	11/1/38	6,755,000	6,755,000	(g)(h)
Pittsburgh, PA, Water & Sewer Authority System Revenue, AGM, SPA-PNC Bank N.A.	0.310%	9/1/40	11,000,000	11,000,000	(g)(h)
State Public School Building Authority, Albert Gallatin Area Schools, AGM, SPA-PNC Bank	0.260%	9/1/24	285,000	285,000	(g)(h)
Total Pennsylvania				34,915,000
Texas — 1.6%
Splendora, TX, Higher Education Facilities Corp. Revenue, Fellowship Christian Project, LOC-Bank of America N.A.	0.420%	1/1/17	5,100,000	5,100,000	(g)(h)
Texas State Transportation Commission Revenue, First Tier, SPA-Banco Bilbao Vizcaya	0.550%	4/1/26	30,000,000	30,000,000	(g)(h)
Total Texas				35,100,000
Virginia — 0.0%
Albemarle County, VA, EDA, Hospital Revenue, Martha Jefferson Hospital, LOC-Wells Fargo Bank N.A.	0.210%	10/1/48	200,000	200,000	(g)(h)
Total Short-Term Investments (Cost — $315,040,000)				315,040,000
Total Investments — 98.5% (Cost — $2,131,212,329#)				2,173,672,620
Other Assets in Excess of Liabilities — 1.5%				32,590,186
Total Net Assets — 100.0%				$2,206,262,806

(a)	Maturity date shown represents the mandatory tender date.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified School Board Loan Fund
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	29

Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry* (unaudited)
Industrial Revenue	18.7%
Transportation	12.5
Health Care	8.9
Education	7.1
Special Tax Obligation	7.1
Power	6.8
State General Obligation	5.7
Other	4.9
Leasing	3.8
Water & Sewer	3.8
Solid Waste/Resource Recovery	3.4
Local General Obligation	2.4
Pre-Refunded/Escrowed to Maturity	0.3
Housing	0.1
Short-Term Investments	14.5
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October, 31, 2012 and are subject to change.

Ratings Table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	5.8%
AA/Aa	32.9
A	35.5
BBB/Baa	9.0
BB/Ba	1.7
A-1/VMIG 1	14.5
NR	0.6
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $2,131,212,329)	$2,173,672,620
Cash	47,992
Interest receivable	23,538,774
Receivable for Fund shares sold	11,199,312
Receivable for securities sold	5,970,000
Prepaid expenses	128,154
Total Assets	2,214,556,852

Liabilities:
Payable for Fund shares repurchased	6,286,984
Investment management fee payable	824,086
Service and/or distribution fees payable	667,712
Distributions payable	180,434
Accrued expenses	334,830
Total Liabilities	8,294,046
Total Net Assets	$2,206,262,806

Net Assets:
Par value (Note 7)	$4,244
Paid-in capital in excess of par value	2,169,638,741
Undistributed net investment income	23,877
Accumulated net realized loss on investments	(5,864,347)
Net unrealized appreciation on investments	42,460,291
Total Net Assets	$2,206,262,806

Shares Outstanding:
Class A	97,865,575
Class C	280,131,466
Class I	46,386,331

Net Asset Value:
Class A (and redemption price)	$5.20
Class C*	$5.20
Class I (and redemption price)	$5.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	31

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Interest	$41,484,046

Expenses:
Investment management fee (Note 2)	8,502,491
Service and/or distribution fees (Notes 2 and 5)	6,875,965
Transfer agent fees (Note 5)	464,601
Registration fees	167,017
Fund accounting fees	157,848
Legal fees	136,785
Audit and tax	51,643
Shareholder reports	47,114
Insurance	33,269
Trustees’ fees	30,589
Custody fees	11,665
Miscellaneous expenses	9,588
Total Expenses	16,488,575
Net Investment Income	24,995,471

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss from Investments Transactions	(330,269)
Change in Net Unrealized Appreciation (Depreciation) from Investments	11,573,864
Net Gain on Investments	11,243,595
Increase in Net Assets from Operations	$36,239,066

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$24,995,471	$25,653,400
Net realized loss	(330,269)	(209,459)
Change in net unrealized appreciation (depreciation)	11,573,864	(1,814,172)
Increase in Net Assets From Operations	36,239,066	23,629,769

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(24,984,996)	(25,653,400)
Decrease in Net Assets From Distributions to Shareholders	(24,984,996)	(25,653,400)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,461,339,625	954,318,558
Reinvestment of distributions	22,868,096	23,243,652
Cost of shares repurchased	(903,483,052)	(1,025,362,727)
Increase (Decrease) in Net Assets From Fund Share Transactions	580,724,669	(47,800,517)
Increase (Decrease) in Net Assets	591,978,739	(49,824,148)

Net Assets:
Beginning of year	1,614,284,067	1,664,108,215
End of year*	$2,206,262,806	$1,614,284,067
* Includes undistributed net investment income of:	$23,877	$13,402

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$5.16	$5.16	$5.08	$4.90	$4.91

Income (loss) from operations:
Net investment income	0.08	0.10	0.09	0.11	0.15
Net realized and unrealized gain (loss)	0.04	(0.00) [2]	0.08	0.19	(0.01)
Total income from operations	0.12	0.10	0.17	0.30	0.14

Less distributions from:
Net investment income	(0.08)	(0.10)	(0.09)	(0.12)	(0.15)
Total distributions	(0.08)	(0.10)	(0.09)	(0.12)	(0.15)

Net asset value, end of year	$5.20	$5.16	$5.16	$5.08	$4.90
Total return[3]	2.35%	1.90%	3.31%	6.21%	2.91%

Net assets, end of year (000s)	$508,851	$413,831	$352,911	$241,364	$35,323

Ratios to average net assets:
Gross expenses	0.65%	0.65%	0.66%	0.66%	1.08%
Net expenses[4,5]	0.65	0.65	0.66	0.66	0.75 [6]
Net investment income	1.55	1.89	1.69	2.16	3.07

Portfolio turnover rate	10%	21%	15%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$5.16	$5.16	$5.08	$4.90	$4.91

Income (loss) from operations:
Net investment income	0.06	0.08	0.07	0.08	0.13
Net realized and unrealized gain (loss)	0.04	(0.00) [2]	0.08	0.20	(0.01)
Total income from operations	0.10	0.08	0.15	0.28	0.12

Less distributions from:
Net investment income	(0.06)	(0.08)	(0.07)	(0.10)	(0.13)
Total distributions	(0.06)	(0.08)	(0.07)	(0.10)	(0.13)

Net asset value, end of year	$5.20	$5.16	$5.16	$5.08	$4.90
Total return[3]	1.99%	1.53%	2.94%	5.81%	2.54%

Net assets, end of year (000s)	$1,456,232	$1,055,424	$1,173,874	$785,921	$21,507

Ratios to average net assets:
Gross expenses	1.01%	1.02%	1.01%	0.99%	1.68%
Net expenses[4,5]	1.01	1.02	1.01	0.99	1.10 [6]
Net investment income	1.18	1.52	1.33	1.60	2.71

Portfolio turnover rate	10%	21%	15%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$5.16	$5.16	$5.08	$4.91	$4.92

Income (loss) from operations:
Net investment income	0.09	0.10	0.09	0.11	0.16
Net realized and unrealized gain (loss)	0.04	(0.00) [2]	0.08	0.19	(0.01)
Total income from operations	0.13	0.10	0.17	0.30	0.15

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.09)	(0.13)	(0.16)
Total distributions	(0.09)	(0.10)	(0.09)	(0.13)	(0.16)

Net asset value, end of year	$5.20	$5.16	$5.16	$5.08	$4.91
Total return[3]	2.50%	2.04%	3.47%	6.13%	3.06%

Net assets, end of year (000s)	$241,180	$145,029	$137,323	$48,792	$4,456

Ratios to average net assets:
Gross expenses	0.51%	0.52%	0.51%	0.52%	0.78%
Net expenses[4,5]	0.51	0.52	0.51	0.52	0.60 [6]
Net investment income	1.68	2.02	1.84	2.14	3.18

Portfolio turnover rate	10%	21%	15%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (formerly Legg Mason Western Asset Short Duration Municipal Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	37

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,858,632,620	—	$1,858,632,620
Short-term investments†	—	315,040,000	—	315,040,000
Total investments	—	$2,173,672,620	—	$2,173,672,620

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	39

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,285,085	$(2,285,085)

(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, and Class I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the

40	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $28,993 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$94,260	$98

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$557,742,882
Sales	155,660,204

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$43,478,380
Gross unrealized depreciation	(1,018,089)
Net unrealized appreciation	$42,460,291

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2012, the Fund did not invest in any derivative instruments.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	41

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$684,640	$89,148
Class C	6,191,325	322,299
Class I	—	53,154
Total	$6,875,965	$464,601

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$7,053,073	$7,287,528
Class C	14,659,250	15,722,380
Class I	3,272,673	2,643,492
Total	$24,984,996	$25,653,400

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	60,447,026	$314,028,121	57,473,357	$295,382,309
Shares issued on reinvestment	1,228,563	6,380,832	1,285,024	6,603,564
Shares repurchased	(43,939,218)	(228,188,416)	(47,007,843)	(241,173,490)
Net increase	17,736,371	$92,220,537	11,750,538	$60,812,383

Class C
Shares sold	181,799,034	$944,394,451	103,416,141	$531,989,376
Shares issued on reinvestment	2,666,918	13,849,360	2,843,742	14,609,166
Shares repurchased	(108,745,031)	(564,821,159)	(129,364,936)	(663,172,017)
Net increase (decrease)	75,720,921	$393,422,652	(23,105,053)	$(116,573,475)

42	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	39,062,079	$202,917,053	24,665,479	$126,946,873
Shares issued on reinvestment	507,825	2,637,904	395,186	2,030,922
Shares repurchased	(21,264,000)	(110,473,477)	(23,585,678)	(121,017,220)
Net increase	18,305,904	$95,081,480	1,474,987	$7,960,575

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class I
Daily 11/30/2012	$0.006321	$0.004690	$0.006979

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2012	2011
Distributions paid from:
Tax-exempt income	$24,984,996	$25,653,400

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$94,789
Capital loss carryforward*	(5,864,347)
Other book/tax temporary differences(a)	(70,912)
Unrealized appreciation (depreciation)	42,460,291
Total accumulated earnings (losses) — net	$36,619,821

*	As of October 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(330,269)**
10/31/2014	(489,111)
10/31/2015	(943,924)
10/31/2016	(110,168)
10/31/2018	(3,990,875)
$(5,864,347)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short -term under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

Western Asset Short Duration Municipal Income Fund 2012 Annual Report	43

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

44	Western Asset Short Duration Municipal Income Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration Municipal Income Fund (formerly Legg Mason Western Asset Short Duration Municipal Income Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration Municipal Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

Western Asset Short Duration Municipal Income Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

46	Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	47

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

48	Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Devry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	49

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Short Duration Municipal Income Fund	51

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

52	Western Asset Short Duration Municipal Income Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2012 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/12 SR12-1815

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,200 in 2011 and $786,810 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $35,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,300 in 2011 and $38,700 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	December 27, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	December 27, 2012